UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 26, 2012

COSTCO WHOLESALE CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20355	91-1223280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

999 Lake Drive

Issaquah, WA 98027

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 425-313-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 26, 2012, the Company’s shareholders approved the adoption of the Sixth Restated 2002 Stock Incentive Plan, which amended the prior plan to increase by sixteen million the number of shares available to be granted under the plan and the Board of Directors amended the Plan accordingly.

Item 5.07. Submission of Matters to a Vote of Security Holders

On January 26, 2012, Costco Wholesale Corporation (the “Company”) held its 2012 Annual Meeting of Shareholders. There were 435,204,455 shares of common stock entitled to be voted; 377,475,116 shares were voted in person or by proxy. The Company’s shareholders voted on the following matters:

1.	The election of each of the five Class I directors nominated by the Board of Directors to hold office until the 2015 Annual Meeting of Shareholders and until their successors are elected and qualified;

2.	The ratification of the selection of KPMG LLP as the Company’s independent auditors for fiscal year 2012;

3.	The approval for an amendment to the Company’s Fifth Restated 2002 Stock Incentive Plan to increase the number of shares available to be granted under the Plan; and

4.	On a non-binding basis, the approval of the executive compensation disclosed in the Company’s Proxy Statement dated December 13, 2011.

The results of the shareholder votes are set forth below:

Board of Directors.

Nominees	For	Withheld	Broker Non-Votes
James D. Sinegal	311,955,261	11,945,843	53,574,012
Jeffrey H. Brotman	311,745,904	12,155,200	53,574,012
Richard A. Galanti	298,144,716	25,756,388	53,574,012
Daniel J. Evans	315,998,617	7,902,487	53,574,012
Jeffrey S. Raikes	316,788,039	7,113,065	53,574,012

Independent Auditor

For	Against	Abstain
375,175,979	2,052,231	246,906

Amendment to the Fifth Restated 2002 Stock Incentive Plan

For	Against	Abstain	Broker Non-Votes
285,356,479	38,047,214	497,411	53,574,012

Approval, on a non-binding basis, of Executive Compensation

For	Against	Abstain	Broker Non-Votes
315,965,619	6,943,815	991,670	53,574,012

Item 8.01. Other Events

The Board of Directors declared a quarterly cash dividend on the Company’s common stock. The dividend of $.24 per share declared on January 26, 2012, is payable February 24, 2012, to shareholders of record at the close of business on February 10, 2012.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are included in this report:

4.2	Sixth Restated 2002 Stock Incentive Plan.

99.1	Press release dated January 26, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on January 30, 2012.

COSTCO WHOLESALE CORPORATION

By:	/s/ Richard A. Galanti
Richard A. Galanti,
Executive Vice President and Chief Financial Officer

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